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EXHIBIT 10.50





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                              Page 89 of 135 Pages


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             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, is made this 30th day of April, 1996, by and among AMERICAN UNITED LIFE INSURANCE COMPANY, an Indiana corporation ("Lender"), SLT PROPERTIES, INC., a Delaware corporation ("Landlord"), SURGICAL LASER TECHNOLOGIES, INC., a Delaware corporation ("Sublandlord"), and SUBURBAN CABLE TV CO., INC., a Pennsylvania corporation ("Subtenant").

                                   BACKGROUND

     A. Lender is the holder of a mortgage ("Mortgage") dated August, 16, 1991 and recorded in Montgomery County, Pennsylvania in Mortgage Book 6760, page 166, granted by the Owner and by Montgomery County Industrial Development Corporation to the Lender, in the original principal amount of $3,400,000, which Mortgage creates a first mortgage lien on premises commonly known as 200 Cresson Boulevard, Oaks, Pennsylvania ("Premises").

     B. Owner and Sublandlord entered into a Lease Agreement dated August 16, 1991 ("Lease"), pursuant to which Owner leased the Premises to Sublandlord.

     C. Sublandlord and Subtenant have entered into a Sublease Agreement dated March 21, 1996 ("Sublease"), pursuant to which Sublandlord has agreed to sublease the Premises to Subtenant. The sublease provides that Subtenant has the right to terminate the Sublease if Lender does not execute this Agreement.

     D. By the execution of this Agreement, the parties wish to provide for the non-disturbance of Subtenant's possession of the Premises and the subordination of the Subtenant's leasehold estate to the lien of the Mortgage.

     NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. The Sublease, and all rights, options, liens or charges created thereby, is hereby made and shall be subject and subordinate to the Mortgage and the security interest created thereby insofar as it affects the Premises and to all renewals, modifications, consolidations, replacements and extension thereof. Notwithstanding the foregoing, Subtenant agrees that Lender may at any time, at its election, execute and record in the Office of the County Recorder of Montgomery County, Pennsylvania, a notice of subordination reciting that the Mortgage shall be superior to the Lease. From and after the recordation of such notice of


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subordination, the Mortgage shall be superior to the Lease and shall not be extinguished by any foreclosure or sale thereunder.

     2. Subtenant agrees that it will attorn to and recognize Lender upon breach or default by Landlord under the Mortgage, any purchaser at a foreclosure or other sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchasers, as its landlord for the unexpired balance (and extensions, if exercised) of the term of the Sublease, upon the same terms and conditions set forth in the Sublease.

     3. If it should become necessary to exercise remedies under the Mortgage or if Lender shall otherwise take control of the Premises or succeed to the interest of Landlord under the Lease, or Sublease, or if the Premises are sold at a foreclosure or other sale under the Mortgage or under the Note secured by the Mortgage, Lender, for itself and its successors and assigns, shall not disturb or interfere with the enjoyment by Subtenant of Subtenant's leasehold estate in the Premises, nor terminate the Sublease nor join Subtenant in summary proceedings so long as Subtenant is not then currently in default under any of the terms, covenants or conditions of the Sublease.

     4. Subtenant shall have no right to appear in any foreclosure proceedings brought under the Mortgage.

     5. Subtenant agrees that it shall give Lender a copy of each notice of default delivered to Landlord or Sublandlord with respect to any default under the Sublease, which notice shall be delivered to Lender in hand or sent by registered or certified mail to the address of Lender set forth in Section 7. Subtenant further agrees that if Landlord or Sublandlord shall have failed to cure such default within the time provided for in the Sublease (including any applicable grace periods), then Lender shall have an additional 30 days within which to cure such default, or, if such default cannot be cured within that period, then such additional time as may be necessary to effect such a cure if within such 30-day period Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure); and Subtenant agrees that the Sublease shall not be terminated while such remedies are being pursued. Lender shall in no event be obliged to cure any default.

     6. If Lender shall succeed to the interest of Landlord under the Lease, Lender shall not be:

     (a) liable for any act or omission of any prior Landlord or Sublandlord;

     (b) liable for the return of any security deposits (except


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such as have been delivered to it);

     (c) subject to any offsets or defenses which Subtenant might have against any prior Landlord or Sublandlord;

     (d) bound by an rent or additional rent which Subtenant might have paid for more than the current month to any prior Landlord or Sublandlord;

     (e) bound by any amendment or modification of the Sublease made without its consent;

     (f) bound by the consent of any prior Landlord or Sublandlord to any assignment or sublease of Subtenant's interest in the Sublease made without also obtaining Lender's prior written consent; or

     (g) personally liable for any default under the Lease or Sublease or any covenant on its part to be performed thereunder as landlord, it being acknowledged that Subtenant's sole remedy in the event of such default shall be to proceed against Lender's interest in the Premises.

     7. Subtenant hereby acknowledges that the entire interest of Landlord in an to the Lease has been assigned to Lender pursuant to the terms of the Assignment. Subtenant further acknowledges and agrees:

     (a) that the Sublease cannot be terminated by Landlord or Sublandlord (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon by Landlord or Sublandlord, without the prior written consent of Lender, and without such consent, no rent may be collected or accepted by Landlord or Sublandlord more than one month in advance;

     (b) that it has notice that the Lease and the Sublease and the rent and all sums due thereunder have been assigned to the Lender as part of the security for the note secured by the Mortgage. If the Lender notifies Subtenant of a default under the Mortgage or Note, and demands that Subtenant pay its rent and all other sums due under the Sublease to the Lender, Subtenant agrees that it will honor such demand and pay its rent and all other sums due under the Sublease directly to the Lender;

     (c) that any notices to be sent by Tenant to Lender shall be delivered in hand or sent by overnight express service, registered or certified mail, addressed to Lender at One American Square, Post Office Box 368, Indianapolis, Indiana 46206-0368, Attention: Loan #63-20633.


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     (d) that the space occupied is acceptable in all respects;

     (e) that all Subtenant space has been satisfactorily completed, except for any work to be performed by Subtenant;

     (f) that on or before June 15, 1996 the Subtenant intends to commence full occupancy and open for business;

     (g) that the Sublease is in full force and effect and the term will commence on June 15, 1996;

     (h) that the rent will commence to be payable on June 15, 1996, and all rent to the date of this Agreement has been paid;

     (i) that the rent has not been collected more than one (1) month in advance;

     (j) that there are no offsets or credits due the Subtenant;

     (k) that the Subtenant has not been notified of any previous assignment of Landlord's or Sublandlord's interest in the lease;

     (l) that Subtenant will give Lender written notice of default by Landlord and will give Lender a reasonable period of time to cure said default, including time to complete a foreclosure of the mortgage loan anticipated herein, if required to permit Lender to cure the default;

     8. Subtenant, Sublandlord, and Landlord acknowledges that if Subtenant exercises its rights to purchase the Premises for Four Million Seven Hundred Fifty Thousand and No/100 Dollars ($4,750,000), pursuant to Section 2.3 of the Sublease, that Lender is entitled to payment in full of its outstanding indebtedness including a make whole prepayment premium.

     9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereby and their respective successors and assigns.

     10. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     11. By execution hereof, Landlord and Sublandlord consents to the execution hereby by Tenant and agrees that such execution is not and shall not be or cause a default under the Lease.


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                              Page 93 of 135 Pages

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date and year first above written.


                                          AMERICAN UNITED LIFE INSURANCE
                                          COMPANY



Attest:  /s/ Dorothy J. Bowman            By:       /s/Drew C. Boggs
         ---------------------                      ----------------
                                          Printed:  Drew C. Boggs
                                          Its:      Vice President


                                          SLT PROPERTIES, INC.


Attest:  /s/ Davis Woodward               By:         /s/Michael R. Stewart
         ------------------                           ---------------------
                                          Printed:    Michael R. Stewart
                                          Its:        Vice President


                                          SURGICAL LASER TECHNOLOGIES,INC.


Attest:  /s/ Davis Woodward               By:         /s/Michael R. Stewart
         ------------------                           ---------------------
                                          Printed:    Michael R. Stewart
                                          Its:        Vice President


                                          SUBURBAN CABLE TV CO. INC.


Attest:  /s/ Delphine J. Charles          By:         /s/Harry F. Brooks
         -----------------------                      ------------------
                                          Printed:    Harry F. Brooks
                                          Its:        Vice President


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                              Page 94 of 135 Pages

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STATE OF INDIANA        )
                        )  SS:
COUNTY OF MARION        )

     On this ______ day of ______________ in the year of 199 , before me, __________________, a Notary Public of said State, duly commissioned and sworn, personally appeared _______________________________ _____, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as __________ and on behalf of AMERICAN UNITED LIFE INSURANCE COMPANY, an Indiana corporation, the corporation therein, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    /s/Michelle D. Brinkman
                                    -----------------------


                                    Notary Public

                                    Michelle D. Brinkman
                                    --------------------
                                    Printed

My Commission Expires: January 25, 1998

STATE OF PENNA.     )
                    ) SS
COUNTY OF MONTGOMERY)

     On this 3rd day of May in the year of 1996, before me, __________, a Notary Public of said State, duly commissioned and sworn, personally appeared Michael
R. Stewart, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President of SLT Properties, Inc. and acknowledged to me that such Corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    /s/ Patricia A. Moriarity
                                    -------------------------
                                    Notary Public

                                    Patricia A. Moriarity
                                    ---------------------
                                    Printed

My Commission Expires: May 18, 1998


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                              Page 95 of 135 Pages


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STATE OF PENNA.     )
                    ) SS
COUNTY OF MONTGOMERY)

     On this 3rd day of May in the year of 1996, before me, __________, a Notary Public of said State, duly commissioned and sworn, personally appeared Michael
R. Stewart, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President of Surgical Laser Technologies, Inc. and acknowledged to me that such Corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    /s/ Patricia A. Moriarity
                                    -------------------------
                                    Notary Public


                                    Patricia A. Moriarity
                                    ---------------------
                                    Printed

My Commission Expires: May 18, 1998


STATE OF PENNA.     )
                    ) SS
COUNTY OF MONTGOMERY)

     On this 7th day of May in the year of 1996, before me, Kimberly Ruth, a Notary Public of said State, duly commissioned and sworn, personally appeared Harry F. Brooks, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President and acknowledged to me that such Corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    /s/ Kimberly Ruth
                                    -----------------
                                    Notary Public

                                    Kimberly Ruth
                                    -------------
                                    Printed

My Commission Expires: August 11, 1997


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                              Page 96 of 135 Pages